UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  April 27, 2011

ARROW FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

New York	1-12507	22-2448962
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 Glen Street Glens Falls, NY	12801
(Address of principal executive offices)	(Zip Code)

(518) 745-1000

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act.

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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Item 5.07    Submission of Matters to a Vote of Security Holders

We held our 2011 Annual Meeting of Shareholders (“Annual Meeting”) on April 27, 2011.  As of the record date, March 1, 2011, there were 11,483,172 shares of the Company’s common stock outstanding and entitled to vote. The holders of 10,568,264 shares of common stock, or 92.03% of the outstanding shares entitled to vote as of the record date, were represented at the meeting in person or by proxy, and this amount represented a quorum. The proposals are described in detail in the Proxy Statement for the Annual Meeting.  At the Annual Meeting, our shareholders (1) elected three Class A director nominees with terms expiring in 2014 to the Board of Directors, (2) approved the Arrow Financial Corporation 2011 Employee Stock Purchase Plan, (3) approved, by advisory vote, the Company’s executive compensation, (4) recommended, by advisory vote, a “three year” frequency advisory vote on say on pay, and (5) ratified the selection of the independent registered public accounting firm, KPMG LLP, as our independent auditor for the fiscal year ending December 31, 2011.

The matters acted upon at the Annual Meeting, and the voting tabulation for each matter, are as follows:

1:  The election of three (3) directors to Class A for a term of three (3) years or until their successors shall have been elected and qualified.

Class A Director Nominees:	Votes For:	Votes Withheld:	Abstain	Broker Non- Votes
Elizabeth O’Connor Little	8,020,566	207,984	---	2,339,714
John J. Murphy	8,015,885	212,665	---	2,339,714
Richard J. Reisman, D.M.D.	7,949,484	279,066	---	2,339,714

2:  The approval of the Arrow Financial Corporation 2011 Stock Purchase Plan.

Common Stock Voted On:	For	Against	Abstain	Broker Non-Votes
Arrow Financial Corporation 2011 Employee Stock Purchase Plan	10,090,670	421,221	56,373	---

3:  The approval, by advisory vote, of the Company’s executive compensation.

Common Stock Voted On:	For	Against	Abstain	Broker Non-Votes
Executive Compensation Plan	7,329,684	765,221	133,645	2,339,714

4:  The recommendation, by advisory vote, of the frequency of executive compensation votes.

Common Stock Voted On:	3 Years	2 Years	1 Year	Abstain	Broker Non-Votes
Frequency of Executive Compensation Votes	5,878,985	181,852	1,989,451	178,262	2,339,714

In accordance with the shareholder vote on this proposal at our Annual Meeting, which conformed with the preliminary recommendation of our Board of Directors set forth in the Proxy Statement, our Board of Directors has determined that the Company’s policy is to hold a shareholder advisory vote on executive compensation every third year until the next required advisory vote on the frequency of such shareholder  votes on executive compensation. We are required to hold advisory votes on frequency every six years.

5:  The ratification of the selection of the independent registered public accounting firm, KPMG LLP, as the Company’s independent auditor for the fiscal year ending December 31, 2011.

Common Stock Voted On:	For	Against	Abstain	Broker Non-Votes
KPMG LLP	10,522,074	14,887	31,303	---

Item 8.01 – Other Events

On April 27, 2011, the Board of Directors of the Company approved a new stock repurchase program authorizing the repurchase, at the discretion of senior management, of up to $5 million of the Company’s common stock over the next twelve months in open market or negotiated transactions.

Also, the Board of Directors declared a quarterly cash dividend of $.25 per share payable June 15, 2011 to shareholders of record June 3, 2011.

The press release addressing the new stock repurchase program and declaration of dividend is attached to this Current Report on Form 8-K as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated April 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARROW FINANCIAL CORPORATION

Dated:  April 29, 2011

By: /s/ Terry R. Goodemote

Terry R. Goodemote, Senior Vice President

Treasurer and Chief Financial Officer

EXHIBIT LIST

Exhibit No.	Description
99.1	Press Release, dated April 27, 2011